UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2022

DISCOVER FINANCIAL SERVICES
(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2500 Lake Cook Road, Riverwoods, Illinois 60015
(Address of principal executive offices, including zip code)
(224) 405-0900
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DFS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition.

On January 19, 2022, Discover Financial Services (the “Company”) released financial information with respect to the quarter ended December 31, 2021. Copies of the press release, financial data supplement and financial results presentation containing this information are attached hereto as exhibits and incorporated herein by reference.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company dated January 19, 2022 containing financial information for the quarter ended December 31, 2021
99.2	Financial Data Supplement of the Company for the quarter and the Twelve Months Ended December 31, 2021
99.3	Financial Results Presentation of the Company for the quarter ended December 31, 2021
104	Cover Page Interactive Data File — the cover page from this Current Report on Form 8-K, formatted as Inline XBRL (included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: January 19, 2022	By:	/s/ D. Christopher Greene
Name: D. Christopher Greene
Title: Vice President, Secretary and Deputy General Counsel